Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2015
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Restrictions on Cash and Due from Banks
NOTE 4 RESTRICTIONS ON CASH AND DUE FROM BANKS

Banking regulators require bank subsidiaries to maintain minimum average reserve balances, either in the form of cash or reserve balances held with central banks or other financial institutions. The amount of required reserve balances were approximately $2.2 billion and $2.0 billion at December 31, 2015 and 2014, respectively, and primarily represent those required to be held at the Federal Reserve Bank. At December 31, 2015 and 2014, the Company held $3.3 billion and $4.4 billion, respectively, of balances at the Federal Reserve Bank and other financial institutions to meet these requirements. These balances are included in cash and due from banks on the Consolidated Balance Sheet.